UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 12, 2010
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-5
EX-8

Item 8.01 Other Events.
On November 12, 2010, in connection with its Registration Statement on Form S-3 (File No. 333-159040), effective May 7, 2009, Health Care REIT, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Agreements”) with each of UBS Securities LLC, RBS Securities Inc., KeyBanc Capital Markets Inc. and Credit Agricole Securities (USA) Inc. (collectively, the “Managers”) for an offering of shares of common stock of the Company having an aggregate offering price of up to $250,000,000. Under the terms of the Agreements, the Company may offer and sell shares of its common stock having an aggregate offering price equal to the remaining $119,984.952.37 available under the Agreements, from time to time, through any of the Managers as sales agents. Prior sales of the Company’s common stock in this offering, having an aggregate offering price of $130,015,047.63, were made through UBS Securities LLC, as sales agent, in accordance with an equity distribution agreement, as amended, between UBS Securities LLC and the Company.
Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Company and each of the Managers, or by means of any other existing trading market for the Company’s common stock or to or through a market maker other than on an exchange.
A form of the Agreements is attached hereto as Exhibit 1.1, and is incorporated by reference herein. The foregoing description of certain terms of the Agreements and the transactions contemplated by the Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1	Form of Equity Distribution Agreement, dated November 12, 2010, entered into by and between Health Care REIT, Inc. and each of UBS Securities LLC, RBS Securities Inc., KeyBanc Capital Markets Inc. and Credit Agricole Securities (USA) Inc.

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board and
Chief Executive Officer
Dated: November 15, 2010